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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 1, 2001


                               ISONICS CORPORATION
           (Name of small business issuer as specified in its charter)


     CALIFORNIA               001-12531                  77-0338561
     ----------               ---------                  ----------
     State of                 Commission File            IRS Employer
     Incorporation            Number                     Identification No.


                  5906 MCINTYRE STREET, GOLDEN, COLORADO 80403
                  --------------------------------------------
                     Address of principal executive offices


                                  303-279-7900
                                  ------------
                           Telephone number, including
                                    Area code


                                 NOT APPLICABLE
                                 --------------
           Former name or former address if changed since last report


ITEM 5 - OTHER EVENTS

Isonics Corporation (NasdaqSC:ISON/ISONW) and (Frankfurt:IO9) announced that effective February 1, 2001, it has sold its wholly-owned subsidiary, International Process Research Corporation, to a limited liability company, Interpro Zinc LLC, in a management buy-out.

As a part of the transaction, Interpro Zinc has assumed approximately $700,000 in liabilities associated with the operations of International Process Research Corporation and will indemnify Isonics against any contingent liabilities related to the Interpro site in Golden, Colorado. As a part of the transaction, Isonics acquired a

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25% interest in Interpro Zinc. Isonics also transferred patent rights and other intellectual property related to the recovery of zinc. The transaction will result in a nominal loss.

Brantley J. Halstead , Vice President & CFO of Isonics commented, "Based on the investigation by the disinterested members of the Isonics board of directors, and advice obtained from independent consultants, the transaction was approved. As a result of the transaction Isonics' cash flow will improve by approximately $100,000 per month and will allow Isonics to better concentrate on its principal business goals in the semiconductor and life science industries."

Isonics is a world leader in isotopically engineered materials and produces isotopically pure silicon-28 chemicals and wafers for the semiconductor industry. Isonics also markets and sells stable isotopes for the health care industry such as carbon-13 for diagnostic breath tests and drug design, and oxygen-18 for positron emission tomography (PET) imaging. Stable isotopes can be thought of as ultra pure materials. For additional information visit www.isonics.com.

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB for the year ended April 30, 2000, and its quarterly report on Form 10-QSB for the six months ended October 31, 2000, both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired. NOT APPLICABLE.

(b)  Pro forma financial statements. NOT APPLICABLE.

(c)  Exhibits:

     1. Stock Purchase Agreement dated February 1, 2001, by and between Isonics Corporation and Interpro Zinc, LLC


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of February 2001.


                                       ISONICS CORPORATION


                                       By: /s/ James E. Alexander
                                          -----------------------------------
                                          James E. Alexander
                                          President and Chief Executive Officer